UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 6, 2021

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-905	PPL Electric Utilities Corporation			23-0959590
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	PPL Electric Utilities Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	PPL Electric Utilities Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

Certain of the Registrants maintain credit facilities to enhance liquidity, provide credit support and backstop commercial paper programs. On December 6, 2021, the Registrants entered into the following amended and restated credit facilities.

PPL Corporation

On December 6, 2021, PPL Capital Funding, Inc., as Borrower, and PPL Corporation, as Guarantor, entered into an amended and restated revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, which amended and restated the revolving credit facility, dated July 28, 2014, as amended, to extend the termination date of such revolving credit facility from January 26, 2024 to December 6, 2026, to decrease the borrowing capacity under such revolving credit facility from $1.450 billion to $1.250 billion and to provide for the option to add The Narragansett Electric Company ("NECO") as an additional borrower thereunder upon acquisition by PPL Rhode Island Holdings, LLC of NECO, as set forth in the copy of the amended and restated revolving credit agreement filed as Exhibit 10.1 to this Report.

PPL Electric Utilities Corporation

On December 6, 2021, PPL Electric Utilities Corporation amended and restated its existing $650 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from January 26, 2024 to December 6, 2026, as set forth in the copy of the amended and restated revolving credit agreement filed as Exhibit 10.2 to this Report.

Louisville Gas and Electric Company

On December 6, 2021, Louisville Gas and Electric Company, amended its existing $500 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from January 26, 2024 to December 6, 2026, as set forth in the copy of the amended and restated revolving credit agreement filed as Exhibit 10.3 to this Report.

Kentucky Utilities Company

On December 6, 2021, Kentucky Utilities Company, amended its existing $400 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from January 26, 2024 to December 6, 2026, as set forth in the copy of the amended and restated revolving credit agreement filed as Exhibit 10.4 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	10.1 -	Amended and Restated Revolving Credit Agreement dated as of December 6, 2021 among PPL Capital Funding, Inc., as Borrower, PPL Corporation, as Guarantor, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.2 -	Amended and Restated Revolving Credit Agreement dated as of December 6, 2021 among PPL Electric Utilities Corporation, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.3 -	Amended and Restated Revolving Credit Agreement dated as of December 6, 2021 among Louisville Gas and Electric Company, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.4 -	Amended and Restated Revolving Credit Agreement dated as of December 6, 2021 among Kentucky Utilities Company, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President-Finance and Regulatory Affairs and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ John R. Crockett III
John R. Crockett III President

KENTUCKY UTILITIES COMPANY

By:	/s/ John R. Crockett III
John R. Crockett III President

Dated:  December 6, 2021